AMERICAN GENERAL SERIES
PORTFOLIO COMPANY
                                                         2929 ALLEN PARKWAY
                                                         HOUSTON, TEXAS 77019
                                                         OCTOBER 1, 1998

PROSPECTUS
The American General Series Portfolio Company (the "Series Company") is a mutual fund made up of 13 separate Funds (the "Funds"), four of which are described in the prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus. Here is a summary of the goals of the four Funds:

INDEX EQUITY FUNDS:

       INTERNATIONAL EQUITIES FUND
      Growth through investments tracking the EAFE Index.

      MIDCAP INDEX FUND
      Growth through investments tracking the S&P MidCap 400 Index.

      STOCK INDEX FUND
      Growth through investments tracking the S&P 500 Index.

MONEY MARKET FUND:

       MONEY MARKET FUND
      Income through investments in short-term money market securities.
--------------------------------------------------------------------------------

SHARES OF THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THIS FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

These Funds are available to you only through a variable annuity contract or variable life insurance policy you or your employer bought from The Variable Annuity Life Insurance Company ("VALIC") or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. VALIC is a member of the American General Corporation group of companies.

This Prospectus sets forth concisely this information you should know before investing in the Funds.

Because different contracts contain different combinations of Funds, all of the Funds in this prospectus may not be available to you. And, there may be some Funds that are available to you that don't appear in this prospectus. See the separate prospectus that describes your, or your employer's, annuity contract for a complete list of Funds in which you may invest. BE SURE TO READ BOTH PROSPECTUSES IN FULL BEFORE YOU START PARTICIPATING AND KEEP THEM FOR FUTURE REFERENCE.

VALIC has filed a Statement of Additional Information, dated October 1, 1998, with the Securities and Exchange Commission ("SEC"). This Statement contains additional information about these Funds and is part of this prospectus. For a free copy, write to the American General Series Portfolio Company at the address above or call 1-800-44-VALIC. The Statement of Additional Information has been filed with the SEC and is available along with other related materials at the SEC's internet web site (http://www.sec.gov.).

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPSOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS. ALSO, IT HAS NOT PASSED ON WHETHER THIS PROSPECTUS IS ADEQUATE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
COVER PAGE
WELCOME........................................     1

EXPENSE SUMMARY................................     2

FINANCIAL HIGHLIGHTS...........................     3

ABOUT THE SERIES COMPANY'S MANAGEMENT..........     6
     Investment Adviser........................     6
     Investment Sub-adviser....................     6
     Portfolio Manager.........................     6
     How Advisers Are Paid for Their
       Services................................     6
     About the Board of Directors..............     7

ABOUT THE FUNDS................................     8
     Growth, Income and Stability Categories...     8
     About Level of Risk.......................     8
     About Portfolio Turnover..................     8
     About Fund Performance....................     8

ABOUT INDEX EQUITY FUNDS.......................     9

HOW TO READ A FUND FACT SHEET..................    11

FUND FACT SHEETS...............................    12
     International Equities Fund...............    12
     MidCap Index Fund.........................    14
     Money Market Fund.........................    16
     Stock Index Fund..........................    18

TYPES OF INVESTMENTS...........................    20
     Stocks....................................    20

                                                 PAGE
                                                 ----
     Bonds.....................................    20
          Asset-Backed Securities..............    20
          Loan Participations..................    20
     Mortgage-Related Securities...............    21
     Illiquid and Restricted Securities........    21
     Foreign Securities........................    21
     ADRs......................................    22
     Foreign Currency..........................    22
     When-Issued Securities....................    22
     Money Market Securities...................    22
     Derivatives...............................    22
          Options..............................    22
          Futures Contracts....................    23
     Repurchase Agreements.....................    23
     A Word About Risk.........................    23
     Investment Practices......................    24
          Limitations..........................    24
          Lending Portfolio Securities.........    24

ABOUT THE SERIES COMPANY.......................    25
     Series Company Shares.....................    25
     Net Asset Value of the Series Company
       Shares..................................    25
     Dividends and Capital Gains...............    25
     Diversification...........................    26
     Taxes.....................................    26
     Voting Rights.............................    26
     Year 2000 Risks...........................    26
     Euro Conversion...........................    27
     Reports...................................    27

                                      (i)

WELCOME
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your mean the participant.

American General Series Portfolio Company (the "Series Company") was incorporated under the laws of Maryland on December 7, 1984.

The Series Company is an open-end management investment company and currently consists of 13 different Funds, four of which are described in detail in this prospectus. We serve as each Fund's Investment Adviser and, in this role, report directly to the Series Company's Board of Directors. As Investment Adviser, we make investment decisions for the Funds and are responsible for their day to day operations and perform the cash management function. For more information, see "About the Series Company's Management" in this prospectus.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy or employer plan with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. Most often employers set up these annuity contracts or variable life policies so they can offer their employees a way to save for retirement or assist them in estate planning. Retirement plans through employers may be entitled to tax benefits that individual retirement plans may not be entitled to. These tax benefits are fully explained in your contract prospectus.

After you invest in a Fund you participate in Fund earnings or losses, in proportion to the amount of money you invest. Depending on your contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Customer Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

All inquiries regarding annuity contracts or variable life policies issued by American General Life Insurance Company (AGL) should be directed to AGL's Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191 or call 800-813-5065. AGL is a member of the American General Corporation group of companies, as is VALIC.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

Annual fund operating expenses are the fees paid out of the assets of a Fund. Each Fund pays a management fee to VALIC. The expenses paid by a Fund are factored into the calculation of its share price or dividends and are not charged directly to investors. The expenses reflected in the tables below are based on the Funds' annual operating expenses for the fiscal year ended May 31, 1998.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
--------------------------------------------------------------------------------

                                                     INTERNATIONAL        MID CAP         MONEY MARKET         STOCK
                                                     EQUITIES FUND       INDEX FUND           FUND           INDEX FUND
                                                     -------------       ----------       ------------       ----------
Management Fee(a)                                       0.35%              0.32%             0.50%             0.27%
Other Expenses(a)(c)                                    0.05%              0.04%             0.04%             0.04%
                                                         ----              -----             -----             -----
Total Fund Operating Expenses(a):                       0.40%              0.36%             0.54%             0.31%
                                                         ====              =====             =====             =====

--------------------------------------------------------------------------------

The purpose of the expense tables above is to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear directly or indirectly. Each Fund's annual operating expenses do not reflect expenses imposed by separate accounts of VALIC through which an investment in each Fund is made or their related contracts. A separate account's expenses are fully explained in your contract prospectus.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
A FUND'S FISCAL YEAR ENDS EVERY MAY 31ST.

Financial highlights are provided below for each of the Funds. The financial highlights are for the last 10 years of the Funds or if the Fund has been in operation a shorter period of time, since the date the Fund began operation. Ernst & Young LLP, Independent Auditors for the Series Company, has audited the Series Company's financial statements which include the information presented here. Their unqualified report appears in those audited financial statements, which are included in the Statement of Additional Information.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the period beginning June 1, 1996.
--------------------------------------------------------------------------------

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                                                                                                      OCTOBER 2,
                                                            FISCAL YEAR ENDED MAY 31,                                    1989
                              -------------------------------------------------------------------------------------   TO MAY 31,
                                1998       1997       1996       1995       1994       1993       1992       1991        1990
                              --------   --------   --------   --------   --------   --------   --------   --------   -----------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF
  PERIOD                        $11.44     $11.15     $10.42     $10.14      $8.99     $8.03      $8.58      $9.17       $10.00(1)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
+ INCOME (LOSS)
    from net investment
    income                        0.23       0.20       0.17       0.15       0.11      0.18       0.15       0.23         0.10
    from net realized &
     unrealized gain (loss)
     on securities                0.85       0.63       0.97       0.34       1.17      0.93      (0.55)     (0.59)       (0.83)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
    total income (loss) from
     investment operations        1.08       0.83       1.14       0.49       1.28      1.11      (0.40)     (0.36)       (0.73)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
- DISTRIBUTIONS
    from net investment
    income                       (0.24)     (0.19)     (0.17)     (0.15)     (0.11)    (0.15)     (0.15)     (0.23)       (0.10)
    from net realized gain
     on securities               (0.33)     (0.35)     (0.24)     (0.06)     (0.02)       --         --         --           --
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
    total distributions          (0.57)     (0.54)     (0.41)     (0.21)     (0.13)    (0.15)     (0.15)     (0.23)       (0.10)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
= SHARE VALUE
    AT END OF PERIOD            $11.95     $11.44     $11.15     $10.42     $10.14     $8.99      $8.03      $8.58        $9.17
                              ========   ========   ========   ========   ========   =======    =======    =======     ========
TOTAL RETURN                     9.92%      7.74%     11.14%      4.92%     14.31%    14.18%     (4.69)%   (3.71)%        (7.42)%
                              ========   ========   ========   ========   ========   =======    =======    =======     ========
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to
   average net assets            0.40%      0.42%      0.42%      0.45%      0.47%     0.53%      0.65%      0.37%        0.19%
  Ratio of net investment
   income to average net
   assets                        1.92%      1.75%      1.65%      1.47%      1.43%     2.33%      1.84%      2.67%        1.10%
  Portfolio turnover rate           9%        12%        20%        14%         7%        9%         5%         3%           0%
  Number of shares
   outstanding at end of
   year (000's)                 13,009     15,857     18,497     20,074     17,273     7,429      4,256      2,451        1,310
  Net assets at end of year
   (000's)                    $155,469   $181,437   $206,259   $209,091   $175,183   $66,809    $34,182    $21,036      $12,005
  Average net assets during
   the year (000's)           $165,984   $191,117   $204,792   $199,235   $117,264   $45,509    $26,542    $15,693      $ 7,853
  Average commission rate
   paid                        $0.0332    $0.0236        N/A        N/A        N/A       N/A        N/A        N/A          N/A

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on October 2, 1989.

--------------------------------------------------------------------------------

                                                    ----------------------------

                                                    MIDCAP INDEX FUND(1)

                                                    ----------------------------

                                                             FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $20.83     $19.09     $15.68     $14.54     $14.38     $12.86     $12.51
                                     --------   --------   --------   --------   --------   --------   --------
+ INCOME (LOSS)
   from net investment income            0.23       0.24       0.24       0.26       0.23       0.24       0.23
   from net realized & unrealized
    gain (loss) on securities            5.80       2.95       4.06       1.59       0.28       1.93       0.39
                                     --------   --------   --------   --------   --------   --------   --------
   total income (loss) from
    investment operations                6.03       3.19       4.30       1.85       0.51       2.17       0.62
                                     --------   --------   --------   --------   --------   --------   --------
- DISTRIBUTIONS
   from net investment income           (0.23)     (0.24)     (0.24)     (0.26)     (0.23)     (0.24)     (0.23)
   from net realized gain on
    securities                          (1.36)     (1.21)     (0.65)     (0.45)     (0.12)     (0.41)     (0.04)
                                     --------   --------   --------   --------   --------   --------   --------
   total distributions                  (1.59)     (1.45)     (0.89)     (0.71)     (0.35)     (0.65)     (0.27)
                                     --------   --------   --------   --------   --------   --------   --------
= SHARE VALUE
   AT END OF YEAR                      $25.27     $20.83     $19.09     $15.68     $14.54     $14.38     $12.86
                                     ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN                           29.62%     17.48%     28.10%     13.26%      3.52%     17.21%      5.01%
                                     ========   ========   ========   ========   ========   ========   ========

RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                               0.36%      0.40%      0.41%      0.44%      0.46%      0.47%      0.54%
 Ratio of net investment income to
   average net assets                   0.95%      1.24%      1.36%      1.73%      1.62%      1.79%      1.82%
 Portfolio turnover rate                  26%        19%        21%        23%        17%         5%       112%
 Number of shares outstanding at
   end of year (000's)                 31,830     29,137     28,322     25,988     24,001     14,673      8,862
 Net assets at end of year (000's)   $804,318   $607,061   $540,688   $407,557   $349,041   $210,931   $113,992
 Average net assets during the year
   (000's)                           $722,652   $554,397   $477,372   $376,486   $285,247   $154,979    $88,456
 Average commission rate paid         $0.0278    $0.0277        N/A        N/A        N/A        N/A        N/A

                                       FISCAL YEAR ENDED MAY 31,
                                     ------------------------------
                                       1991       1990       1989
                                     --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR      $12.92     $12.25     $10.86
                                     -------    -------    -------
+ INCOME (LOSS)
   from net investment income           0.28       0.28       0.30
   from net realized & unrealized
    gain (loss) on securities          (0.30)      0.71       1.51
                                     -------    -------    -------
   total income (loss) from
    investment operations              (0.02)      0.99       1.81
                                     -------    -------    -------
- DISTRIBUTIONS
   from net investment income          (0.28)     (0.32)     (0.27)
   from net realized gain on
    securities                         (0.11)        --      (0.15)
                                     -------    -------    -------
   total distributions                 (0.39)     (0.32)     (0.42)
                                     -------    -------    -------
= SHARE VALUE
   AT END OF YEAR                     $12.51     $12.92     $12.25
                                     =======    =======    =======
TOTAL RETURN                           0.20%      8.22%     17.06%
                                     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.67%      0.68%      0.74%
 Ratio of net investment income to
   average net assets                  2.41%      2.29%      2.72%
 Portfolio turnover rate                101%       131%        67%
 Number of shares outstanding at
   end of year (000's)                 6,168      5,712      5,354
 Net assets at end of year (000's)   $77,146    $73,815    $65,586
 Average net assets during the year
   (000's)                           $69,696    $67,421    $57,398
 Average commission rate paid            N/A        N/A        N/A

------------

(1) Effective October 1, 1991 the Fund's name was changed from the Capital Accumulation Fund to the MidCap Index Fund. Additionally, on October 1, 1991 the investment objectives and investment program for the Fund were changed. Bankers Trust has been the Fund's Sub-adviser since May 1, 1992.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------------
                                       1998        1997        1996        1995        1994        1993        1992
                                     --------    --------    --------    --------    --------    --------    --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR        $1.00       $1.00      $1.00        $1.00       $1.00      $1.00       $1.00
                                     --------    --------    -------     --------    --------    -------     -------
+ INCOME
    from net investment income           0.05        0.05       0.05         0.05        0.03       0.03        0.05
                                     --------    --------    -------     --------    --------    -------     -------
- DISTRIBUTIONS
    from net investment income          (0.05)      (0.05)     (0.05)       (0.05)      (0.03)     (0.03)      (0.05)
                                     --------    --------    -------     --------    --------    -------     -------
= SHARE VALUE
    AT END OF YEAR                      $1.00       $1.00      $1.00        $1.00       $1.00      $1.00       $1.00
                                     ========    ========    =======     ========    ========    =======     =======
TOTAL RETURN                            5.25%       5.02%      5.26%        4.90%       2.83%      2.85%       4.47%
                                     ========    ========    =======     ========    ========    =======     =======
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets                               0.54%       0.57%      0.57%        0.57%       0.58%      0.63%       0.67%
  Ratio of net investment income to
   average net assets                   5.14%       4.95%      5.14%        4.75%       2.78%      2.81%       4.42%
  Number of shares outstanding at
   end of year (000's)                190,975     128,125     83,618       82,256      50,534     45,323      48,355
  Total net assets at end of year
   (000's)                           $190,975    $128,125    $83,618      $82,254     $50,533    $45,322     $48,353
  Average net assets during the
   year (000's)                      $150,625    $113,882    $84,271      $67,021     $46,222    $45,562     $46,305

                                        FISCAL YEAR ENDED MAY 31,
                                     --------------------------------
                                       1991        1990        1989
                                     --------    --------    --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $1.00       $1.00       $1.00
                                     -------     -------     -------
+ INCOME
    from net investment income          0.07        0.08        0.08
                                     -------     -------     -------
- DISTRIBUTIONS
    from net investment income         (0.07)      (0.08)      (0.08)
                                     -------     -------     -------
= SHARE VALUE
    AT END OF YEAR                     $1.00       $1.00       $1.00
                                     =======     =======     =======
TOTAL RETURN                           7.11%       8.31%       8.63%
                                     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net
   assets                              0.68%       0.74%       0.46%
  Ratio of net investment income to
   average net assets                  6.86%       7.93%       8.39%
  Number of shares outstanding at
   end of year (000's)                38,572      27,628      21,445
  Total net assets at end of year
   (000's)                           $38,570     $27,628     $21,445
  Average net assets during the
   year (000's)                      $34,733     $22,563     $13,385

--------------------------------------------------------------------------------

SMALL CAP INDEX FUND(1)
--------------------------------------------------------------------------------

                                                                 FISCAL YEAR ENDED MAY 31,                         PERIOD FROM
                                              ---------------------------------------------------------------      MAY 1, 1992
                                                1998       1997       1996       1995       1994       1993      TO MAY 31, 1992
                                              --------   --------   --------   --------   --------   --------    ---------------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD              $16.18     $16.25     $12.49     $11.52     $11.28     $ 9.93        $ 10.00(1)
                                              --------   --------   --------   --------   --------   --------        -------
+ INCOME (LOSS)
    from net investment income                    0.19       0.19       0.20       0.17       0.13       0.15           0.02
    from net realized & unrealized gain
     (loss) on securities                         3.17       0.93       4.04       0.97       0.58       1.48          (0.07)
                                              --------   --------   --------   --------   --------   --------        -------
    total income (loss) from investment
     operations                                   3.36       1.12       4.24       1.14       0.71       1.63          (0.05)
                                              --------   --------   --------   --------   --------   --------        -------
- DISTRIBUTIONS
    from net investment income                   (0.19)     (0.19)     (0.20)     (0.17)     (0.13)     (0.15)         (0.02)
    from net realized gain on securities         (1.41)     (1.00)     (0.28)        --      (0.34)     (0.13)            --
                                              --------   --------   --------   --------   --------   --------        -------
    total distributions                          (1.60)     (1.19)     (0.48)     (0.17)     (0.47)     (0.28)         (0.02)
                                              --------   --------   --------   --------   --------   --------        -------
= SHARE VALUE
    AT END OF PERIOD                            $17.94     $16.18     $16.25     $12.49     $11.52     $11.28        $  9.93
                                              ========   ========   ========   ========   ========   ========        =======
TOTAL RETURN                                    21.34%      7.51%     34.50%      9.98%      6.18%     16.64%        (0.50)%
                                              ========   ========   ========   ========   ========   ========        =======
RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets        0.39%      0.41%      0.41%      0.44%      0.47%      0.47%          0.04%
  Ratio of net investment income to average
   net assets                                    1.05%      1.34%      1.36%      1.44%      1.10%      1.40%          0.21%
  Portfolio turnover rate                          36%        42%        31%        34%        16%        20%             0%
  Number of shares outstanding at end of
   year (000's)                                 13,777     11,893     11,129     10,136      9,381      3,687          1,107
  Net assets at end of year (000's)           $247,183   $192,459   $180,785   $126,567   $108,050   $ 41,581        $10,989
  Average net assets during the year (000's)  $227,757   $178,368   $150,448   $120,298    $70,690   $ 22,142        $10,989
  Average commission rate paid                 $0.0162    $0.0297        N/A        N/A        N/A        N/A            N/A

------------
(1) The net asset value at the beginning of the period is as of commencement of operations on May 1, 1992. Bankers Trust has been the Fund's Sub-adviser since May 1, 1992.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC, a stock life insurance company, has been in the investment advisory business since 1960. VALIC as of June 30, 1998, had over $8.5 billion in assets under management. Since May 30, 1985, VALIC has been the Investment Adviser for the Funds that comprise the Series Company, four of which are described in this prospectus.

VALIC is a member of the American General Corporation group of companies. The American General Corporation group of companies is a leading provider of retirement services, life insurance, and consumer loans. Members of the American General Corporation group of companies operate in each of the 50 states and Canada and collectively provide financial services with activities heavily weighted toward insurance.

As Investment Adviser, VALIC is responsible for each Fund's day to day operations. Also, VALIC supervises the purchase and sale of Fund Investments and performs the cash management function. For the MidCap Index Fund and the Stock Index Fund, VALIC employs an Investment Sub-adviser who makes investment decisions for such Fund(s). However, we make investment decisions for, and are directly responsible for the day to day management of the Money Market Fund and the International Equities Fund. VALIC serves as Investment Adviser through an Investment Advisory Agreement it enters into with each Fund. These agreements are renewed once each year, by the Series Company Board of Directors.

One Investment Advisory Agreement covers these Funds:

                             EFFECTIVE DATE OF
         FUND NAME               AGREEMENT
         ---------           -----------------
Money Market Fund            September 7, 1990
International Equities Fund  October 1, 1991

Another Investment Advisory Agreement covers these Funds:

                             EFFECTIVE DATE OF
         FUND NAME               AGREEMENT
         ---------           -----------------
MidCap Index Fund            May 1, 1992
Stock Index Fund

For more information on these Agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISER

For some of the Funds, VALIC works with an Investment Sub-adviser, a financial service company that specializes in certain types of investing. However, VALIC still retains ultimate responsibility for managing the Funds. The Sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

Bankers Trust Company ("Bankers Trust") has been the Sub-adviser for the MidCap Index Fund and the Stock Index Fund since May 1, 1992. Bankers Trust first offered investment management services in 1938 and began managing index funds in 1977. As of March 31, 1998, Bankers Trust managed $337.8 billion in assets. Bankers Trust is entirely owned by the Bankers Trust New York Corporation, a bank holding company. Bankers Trust is the seventh largest U.S. financial services institution as of December 31, 1996. Bankers Trust's principal offices are located at 130 Liberty Street, New York, NY 10006.

Bankers Trust acts as Investment Sub-adviser through an agreement entered into with VALIC. For more information on this agreement and on the Sub-adviser, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

PORTFOLIO MANAGER

A portfolio manager is a person or team of persons VALIC, or its Sub-adviser, has assigned to be primarily responsible for the day to day management of a Fund's investments. A Fund's investments are called its portfolio.

HOW ADVISERS ARE PAID FOR
THEIR SERVICES

VALIC

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays VALIC.

                                     ADVISORY FEE
          FUND NAME                 (ANNUAL RATE)
          ---------              --------------------
International Equities Fund      0.35% on the first
                                 $500 million
MidCap Index Fund                0.25% on assets over
                                 $500 million
Stock Index Fund
Money Market Fund                0.50%

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year.

VALIC'S ADDRESS is 2929 Allen
Parkway, Houston, Texas 77019.

BANKERS TRUST'S PRINCIPAL OFFICES
are located at 130 Liberty St.,
New York, New York, 10006.

--------------------------------------------------------------------------------

However, we voluntarily limit the Funds' monthly expenses as follows:

If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

For the fiscal year ended May 31, 1998, the total expenses paid by the Series Company of each Fund's average net assets were, as a percentage, as follows:

                                     TOTAL
                                    EXPENSES
            FUND NAME                RATIO
            ---------               --------
International Equities Fund           0.40%
MidCap Index Fund                     0.36%
Stock Index Fund                      0.31%
Money Market Fund                     0.54%

THE SUB-ADVISER

According to the agreement we have with the Sub-adviser, we pay them directly out of the fee we receive from the Funds. The Funds do not pay the Sub-adviser directly. We pay them a percentage of what is paid to us by the Funds. We and the Sub-adviser may agree to change the amount of money we pay them when their agreement is renewed each year. Any such change increasing the charge would have to be approved by the Series Company Board of Directors and by the shareholders of the Fund.

Under the Investment Sub-Advisory Agreement we have with Bankers Trust, we pay to Bankers Trust a monthly fee based on the respective average daily net asset values of the MidCap Index Fund at an annual rate of 0.03% on the first $300 million and 0.02% on assets over $300 million and the Stock Index Fund at an annual rate of 0.02% on the first $2 billion and 0.01% on assets over $2 billion. For more information on what the Sub-adviser is paid, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

According to the agreement we have with the Sub-adviser, we will receive investment advice for each sub-advised Fund. Under this agreement we give the Sub-adviser the authority to manage these Funds and to buy and sell securities for these Funds. We retain the responsibility for the overall management of these Funds. The Sub-adviser may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select.

The Sub-adviser may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the Sub-adviser as allowed by law. This could include any affiliated futures commission merchants.

The Investment Company Act of 1940 ("1940 Act") permits the Sub-adviser under certain conditions to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker can not be greater than the usual and customary broker's commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by the Sub-adviser's affiliated broker are reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the Securities and Exchange Commission ("SEC"). The Series Company and the Sub-adviser have entered into a written contract, as required by the 1940 Act, to allow the Sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits the Sub-adviser or the Sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

We and the Sub-adviser may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

ABOUT THE BOARD OF DIRECTORS

The Series Company Board of Directors currently consists of eight members: five are independent directors and three are VALIC employees.

The Board of Directors may change each Fund's investment objective, investment policies and non-fundamental investment restrictions without shareholder approval. The Board may not change any fundamental restrictions placed on the types of investments each Fund may buy. The fundamental restrictions appear in the Statement of Additional Information. Changes to these restrictions may be made with shareholder approval only.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

GROWTH, INCOME AND STABILITY CATEGORIES

The Funds offered in this prospectus fall into two general investment categories: growth and stability.

GROWTH CATEGORY

The goal of a Fund in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

Series Company Growth Category includes:

  International Equities Fund
  MidCap Index Fund
  Stock Index Fund

STABILITY CATEGORY

The Fund in the stability category provide liquidity, protection of capital and current income through investments in high quality securities.

Series Company Stability Category includes:

  Money Market Fund

ABOUT LEVEL OF RISK

The risks involved in each Fund are described in each Fund's Fact Sheet. These risks include market risk, credit risk, interest rate risk and risk associated with foreign securities. These risks are described in the "Types of Investments"
section in this prospectus. The money you invest in the Series Company is not insured. And, we can't guarantee that any of the Funds will meet their investment objectives. There's a chance you may lose money and end up with less than you invested.

ABOUT PORTFOLIO TURNOVER

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds discussed below, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a fund's expenses to increase. For example, a fund may have to pay brokerage fees and other related expenses.

For each of the last two fiscal years the portfolio turnover rates for each of the Funds except the Money Market Fund were as follows:

                         FISCAL YEAR ENDING
                         -------------------
                         MAY 31,     MAY 31,
                          1997        1998
                         -------     -------
International Equities
  Fund.................    12%          9%
MidCap Index Fund......    19%         26%
Stock Index Fund.......     3%          3%

A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate increases a Fund's transaction costs and expenses.

Until June 1, 1998, excessive short-term trading could result in excessive "short-short income" under the Internal Revenue Code ("Code") which could affect a Fund's status as a regulated investment company (RIC) under the Code. Failure of a Fund to qualify as a RIC could cause the separate accounts investing in the Fund to be nondiversified under Section 817[h] of the Code. The "short-short income" test was recently repealed by the Taxpayer Relief Act of 1997, effective for a Fund beginning on June 1, 1998. See "Dividends and Capital Gains," "Diversification" and "Taxes" in this prospectus for a fuller discussion of certain of these tax provisions.

ABOUT FUND PERFORMANCE

From time to time the Series Company may advertise Fund performance information such as Fund average total return and index total return. Current Fund performance and information as to how this Fund performance information is calculated appears in the Statement of Additional Information. Additionally, information on separate account performance appears in your contract prospectus.

ABOUT INDEX EQUITY FUNDS
--------------------------------------------------------------------------------

Three of the four Funds in this prospectus are Index Equity Funds investing mostly in stocks. Their investment strategy is to track the performance of a specific index. This strategy is followed whether markets go up or down. As part of this investment strategy, each Fund may also invest in futures contracts and options. Because these Funds do not have a defensive investment strategy, when the market goes down, you will bear the risk of such market decline.

Index Funds perform best over the long term. This means you should plan to keep your money in an Index Fund for a period of years.

WHAT IS AN INDEX?

An index reflects the average performance of a particular class of securities. Examples of indexes include large company stocks (S&P 500 Index), mid-size company stocks (S&P MidCap 400 Index), the bond market, or stocks of companies in specific industries. Indexes are not managed funds, and cannot be bought. Investment advisers compare the results of the funds they manage to indexes that are close to the investment style of the fund. Information about the Series Company's use of Standard & Poor's Indexes is in the Statement of Additional Information.

WHICH INDEXES DO THESE FUNDS TRY TO TRACK?

While there are more than a hundred different indexes, the Index Funds in this prospectus try to track four very prominent stock indexes:

The Stock Index Fund tracks the Standard & Poor's 500 Stock Index(R)*

The Standard & Poor's 500 Stock Index(R) (S&P 500) tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. These companies are usually listed on the New York Stock Exchange. It also tracks performance of common stocks sold by foreign and smaller U.S. companies in similar industries. The smaller U.S. companies are usually listed on the American Stock Exchange. In total, this index tracks 500 common stocks.

This index may periodically change some of the stocks it tracks. And, different indexes sometimes track some of the same stocks. For example, as of May 31, 1998, this Index was tracking 18 of the same stocks tracked by the Russell 2000 Index.

The MidCap Index Fund tracks the
Standard & Poor's MidCap 400(R) Index*

The Standard & Poor's MidCap 400(R) Index (S&P MidCap 400) tracks the common stock performance of 400 medium capitalized U.S. and foreign companies that are in the manufacturing, utilities, transportation, and financial industries. The average market capitalization of the S&P MidCap 400 Index was $3.4 billion as of May 31, 1998.

Standard & Poor's created this Index in 1991 to give investors an idea of how the stocks of medium capitalized companies generally perform.

Standard & Poor's may periodically change some of the stocks in the index. And, different indexes sometimes include some of the same stocks. For example, as of May 31, 1998, this Index was tracking 130 of the same stocks tracked by the Russell 2000 Index. This Index does not track the same stocks as the S&P 500 Index.

The International Equities Fund tracks The Morgan Stanley Capital International, Europe, Australia and the Far East (EAFE) Index.

The EAFE Index tracks the performance of about 1,000 common stocks of companies in 20 foreign countries. This index provides a measure of the performance of companies in the more developed countries in Europe, Australia and the Far East.

Morgan Stanley publishes the EAFE Index daily and, at times, may change some of the stocks in the index.

HOW CLOSELY CAN INDEX FUNDS TRACK THE PERFORMANCE OF THEIR INDEX?

The factors that cause a Fund to perform differently from the Index it tries to track are called tracking differences. There is no assurance that an Index Fund can track its index.

The coefficient of correlation (r) is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of +1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible. As a practical matter, any coefficient above 0.95, when

---------------

* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P MidCap 400(R)" are trademarks of Standard & Poor's ("S&P"). Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in these Funds.

--------------------------------------------------------------------------------

measured against the comparison index, shows good tracking.

The index may remove one stock and substitute another requiring the Sub-adviser of the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs. The index incurs no transaction costs. Therefore, the portfolio manager cannot match exactly the performance of an index.

Also, it may not be possible for a Fund to buy every stock in its index or in the same proportions. Fund portfolio managers may rely on a statistical selection technique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold when they are added to or dropped from the Index. This keeps brokerage fees and other transaction costs low. For more information, see the "Investment Strategy" sections on each Fund's Fact Sheet.

HOW TO READ A FUND FACT SHEET
--------------------------------------------------------------------------------

                             FACT SHEET DESCRIPTION

INTERNATIONAL EQUITIES
FUND
Fact Sheet
-------------------------------------------------
Investment Goal    GROWTH THROUGH
                     INVESTMENTS TRACKING
                     THE EAFE INDEX
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

PORTFOLIO MANAGER: This Fund attempts to track the performance of the EAFE Index. William Trimbur, Jr. has been this Fund's Portfolio Manager since 1992. He has been Vice President and Investment Officer for the Series Company since 1987.

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the EAFE Index.

INVESTMENT RISK
As described in the Investment Strategy section below, this Fund invests almost all its assets in foreign securities, which have risks that U.S. investments don't have. For a further explanation of the risks associated with foreign securities and market risk, see "A Word About Risk" in this prospectus. INVESTMENT STRATEGY
The Fund invests in a sampling of about 100 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. These stocks, as a group, should reflect EAFE's performance. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we buy as many stocks as are needed to closely track the performance of the EAFE Index.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Stocks in the EAFE Index         at least 65%**
----------------------------------------------------
Other investments not in         no more than 35%
EAFE Index
  Foreign equity and
  related securities
  including common
  stocks, convertible
  stocks, preferred stocks
  and warrants
----------------------------------------------------
Futures and options              no more than 33%
  Covered put and call
  options on foreign
  currencies
  Listed and unlisted put
  and call options on
  currency futures
  Listed and unlisted
  foreign currency
  contracts
----------------------------------------------------
High quality foreign and         up to 100%
  domestic money market
  securities**
----------------------------------------------------
Illiquid and restricted          no more than 10%
securities
----------------------------------------------------
 *At time of purchase.
**It is possible we may invest up to 100% of the
  Fund's assets in short term, high quality, foreign
  and domestic money market securities when we think
  economic, political and market conditions in
  foreign countries make it too risky to follow our
  general guidelines.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

INTERNATIONAL EQUITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 10.32% before subtracting expenses of 0.40%. This return represented a negative tracking difference of 0.79% compared to the EAFE Index. The underperformance resulted from low exposure to smaller capitalization stocks which did well in early 1998.
                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE INTERNATIONAL EQUITIES FUND AND
                                 THE EAFE INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR            SINCE INCEPTION*
-----------------------------------------------------------------
       9.92%                9.56%                  5.04%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

MIDCAP INDEX FUND
Fact Sheet

-------------------------------------------------
Investment Goal:      GROWTH THROUGH INVESTMENTS
                      TRACKING THE S&P 400 MIDCAP
                      INDEX
-------------------------------------------------
Investment Category:  GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Bankers Trust

INVESTMENT OBJECTIVE

Seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400 Index.

INVESTMENT RISK

The S&P MidCap 400 Index includes the stocks of many medium sized companies. These companies usually do not have as much financial strength as very large companies and so may not be able to do as well in difficult times. However, because they are medium sized, they have more potential to grow, which means the value of their stock may increase. The S&P MidCap 400 Index also includes stocks of certain medium sized foreign companies. These stocks can be more risky than large company stocks. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400 Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Because this Fund invests in many of the stocks tracked by this Index, your investment will experience similar changes in value and share similar risks such as market risk and risk associated with foreign securities. For more information about market risk and risk associated with foreign securities, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY

The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 400 MidCap Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental character-istics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 400 MidCap Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

We follow the guidelines listed below for making the primary investments for the Fund.

                              Percent of
Fund Investments            Fund's Assets*
-------------------------------------------
Stocks in the S&P MidCap   at least 65%
  400 Index
-------------------------------------------
Foreign stocks (listed     no more than 20%
  and over-the-counter)
  in the S&P MidCap 400
  Index
-------------------------------------------
Futures and options        no more than 33%
-------------------------------------------
Investments not in the     no more than 35%
  S&P
  MidCap 400 Index
  Common stock and
    related securities
  High quality money
    market securities
  Illiquid and restricted
    securities
-------------------------------------------

* At time of purchase.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

MIDCAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 29.98%, before subtracting expenses of 0.36%. This represented a positive tracking difference of 0.11% compared to the S&P MidCap 400 Index. The close tracking was the result of low cost trading techniques, and the use of futures to maintain a fully invested position.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE MIDCAP INDEX FUND AND
                            THE S&P MIDCAP 400 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR             SINCE 10/1/91*
-----------------------------------------------------------------
      29.62%               17.99%                 17.61%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

   * Effective October 1, 1991, the Fund's name was changed from the Capital Accumulation Fund to the MidCap Index
    Fund. Additionally, the investment objectives and investment program for the Fund were changed.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

MONEY MARKET FUND
Fact Sheet

-------------------------------------------------
Investment Goal      INCOME THROUGH INVESTMENT IN
                     SHORT-TERM MONEY MARKET
                     SECURITIES
-------------------------------------------------
Investment Category  STABILITY

--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC

PORTFOLIO MANAGER

Teresa Moro has been this Fund's Portfolio Manager and Vice President and Investment Officer for the Series Company since 1991. From 1986 to 1991, Ms. Moro was an Assistant Vice President and Money Market Trader for the Fund.

INVESTMENT OBJECTIVE

Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT RISK

The short-term money market securities that this Fund invests in are high quality investments, posing low credit and interest rate risk. The current yield of the Fund will generally go up or down with changes in the level of interest rates. The Fund uses the amortized cost method to value its portfolio securities and tries to keep its net asset value at $1.00 per share. There can be no assurance that the net asset value will be $1.00 per share at all times.

Because the risk to the money you invest is low, the potential for profit is also low. The Fund may experience risks including interest rate risk, market risk, credit risk and risk associated with foreign securities. For a discussion of these risks, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY

The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. We use 95% of the Fund's assets to buy short-term securities that are rated within the highest rating category for short term debt obligations by at least two nationally recognized rating services or unrated securities of comparable investment quality. These eligible securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

  - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

  - Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion

  - Commercial paper sold by corporations and finance companies

  - Corporate debt obligations with remaining maturities of 13 months or less

  - Repurchase agreements

  - Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)

  - Asset-backed securities

  - Loan participations

  - Adjustable rate securities

  - Illiquid and restricted securities*
---------------

*limited to 10% of the Fund's net assets

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 5.79%, before subtracting expenses of 0.54%. This return represented a positive tracking difference of 0.98% compared to the 30-Day Certificate of Deposit Primary Offering Rate by New York City Banks.
                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                      INVESTMENT IN THE MONEY MARKET FUND
                           AND THE NYC 30 DAY CD RATE

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
       5.25%                4.65%                  5.45%
-----------------------------------------------------------------

                                    [CHART]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

STOCK INDEX FUND
Fact Sheet

-------------------------------------------------
Investment Goal      GROWTH THROUGH INVESTMENTS
                     TRACKING THE S&P 500 INDEX
-------------------------------------------------
Investment Category  GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER

Bankers Trust

INVESTMENT OBJECTIVE

Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT RISK

The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time. This Fund which holds nearly all of the 500 stocks in the S&P 500 Index avoids the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Because the Fund invests in many of the stocks tracked by this Index, your investment will experience similar changes in value and share similar risks, such as market risk and risk associated with foreign securities. For more information about market risk and risk associated with foreign securities, see "A Word About Risk" in this prospectus.
INVESTMENT STRATEGY

The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 500 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 500 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

We follow the guidelines listed below for making the primary investments for the Fund.

                              Percent of
Fund Investments            Fund's Assets*
-------------------------------------------
Stocks in the S&P 500      at least 65%
  Index
-------------------------------------------
Foreign stocks (listed     no more than 20%
  and over-the-counter)
  in the
-------------------------------------------
Futures and options        no more than 33%
-------------------------------------------
Investments not in the     no more than 35%
  S&P 500 Index
Common stock and related
  securities
High quality money market
  securities
Illiquid and restricted
  securities
-------------------------------------------

* At time of purchase.

Additional information
about the FUND'S
INVESTMENTS is
provided under
"Types of Investments".

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 30.61%, before subtracting expenses of 0.31%. This return represented a negative tracking difference of 0.07% compared to the S&P 500 Index(C). A combination of careful purchasing of securities, low cost trading techniques, and the use of futures to maintain a fully invested position resulted in the close tracking of the Index.
                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
            INVESTMENT IN THE STOCK INDEX FUND AND THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
      30.30%               21.75%                 17.79%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

STOCKS -- also called equity securities

If you own a share of stock, you own a part of the company that issued it. Companies sell stock to get the money they need to grow.

There are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except the Money Market Fund in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

BONDS -- also called debt securities

Bonds are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (the Capital Conservation Fund may also invest in below investment grade bonds). For a description of investment grade bonds see "A Word about Risk -- Market Risk" in this prospectus.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Bonds rated Ba or B by Moody's Investors Services, Inc. (generally known as lower-medium and lower-quality bonds) are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower-medium and lower-quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For more information about bonds and ratings of bonds, see the Statement of Additional Information.

For example, a projected economic downturn or the possibility of an increase in interest risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

ASSET-BACKED SECURITIES

Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds in this prospectus may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans. For more information about asset-backed securities see the Statement of Additional Information.

LOAN PARTICIPATIONS

A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans. For more information about loan participations see the Statement of Additional Information.

--------------------------------------------------------------------------------

All the Funds in this prospectus may invest in loan participations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

ILLIQUID AND RESTRICTED SECURITIES

An illiquid security is one that may not be frequently traded. If it must be sold quickly, it may have to be sold at a loss. For example, if a fund owns a stock that is not sold very often and the fund needs to sell this stock quickly, it may have to offer the investment at a low price for someone to buy it.

A restricted security is one that has not been registered with the SEC and therefore can't be sold in the public market. Restricted securities do include securities eligible for resale under Rule 144A of the Securities Act of 1933. Some Rule 144A securities may be liquid as determined by VALIC. For more information about Rule 144A securities see the Statement of Additional Information. These investments can be very risky because the Fund's ability to sell a restricted stock is very limited.

All the Funds may buy illiquid and restricted securities, but are restricted as to how much money they may invest in them. See "Limitations" below. For more information about illiquid and restricted securities see the Statement of Additional Information. These investments can be very risky because the Fund's ability to sell a restricted security is very limited and Rule 144A securities deemed to be illiquid will have the effect of increasing the amount of the Fund's investments in illiquid securities. In addition, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

All of the funds may invest in securities of foreign issuers. Such foreign securities may be

--------------------------------------------------------------------------------

denominated in foreign currencies, except with respect to the Money Market Fund which may only invest in U.S. dollar-denominated securities of foreign issuers.

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs"). See "ADRs" below.

ADRS

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. We consider ADRs foreign securities. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

FOREIGN CURRENCY

All of the Funds, except the Money Market Fund, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except the Money Market Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. For more information about foreign currency exchange transactions, see the Statement of Additional Information.

WHEN-ISSUED SECURITIES

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds may buy when-issued securities in accordance with their investment strategy. For more information about when-issued securities, see the Statement of Additional Information.

MONEY MARKET SECURITIES

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A listing of the types of money market securities in which the Money Market Fund may invest is in that Fund's Fact Sheet. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or Standard & Poor's or another nationally recognized rating service or if unrated, deemed high quality by VALIC. For more information about money market securities of foreign issuers the Funds may purchase, see the Statement of Additional Information.

These high quality money market securities include:

  - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

  - Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion

  - Commercial paper sold by corporations and finance companies

  - Corporate debt obligations with remaining maturities of 13 months or less

  - Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities

DERIVATIVES

Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchases derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally we do not buy derivatives to speculate.

The Funds, except the Money Market Fund, may buy two types of derivatives: futures and options.

Options

An option is the right to buy or sell any type of investment for a preset price over a specific period of time.

Call Option

For example, you can buy an option from Mr. Smith that gives you the right to buy 10 shares of stock X at $25.00 per share anytime between now and six weeks from now. You believe stock X will be selling for more than $25.00 per share between now and then. Mr. Smith believes it won't be. If you exercise this option before it expires, Mr. Smith must sell you 10 shares of stock X at $25.00 per share.

--------------------------------------------------------------------------------

On the other hand, you can sell an option to Mr. Smith that gives him the right to buy 10 shares of stock X at $25.00 per share anytime between now and six weeks from now. You believe stock X will be selling for less than $25.00 per share between now and then. Mr. Smith believes it won't be. If he exercises this option before it expires, you must sell to Mr. Smith 10 shares of stock X at $25.00 per share.

Put Option

Or, you can buy an option from Mr. Smith that gives you the right to sell him 10 shares of X stock at $25.00 per share anytime between now and six weeks from now. In this example, you believe stock X will be selling for less than $25.00 per share between now and then. Mr. Smith thinks it will be selling for more. Or, you can sell an option to Mr. Smith that gives him the right to sell to you 10 shares of X stock at $25.00 per share anytime between now and six weeks from now. In this example, he believes stock X will be selling for less than $25.00 per share between now and then.

Futures Contracts

A futures contract is an agreement between a buyer and a seller to buy or sell an investment on a future date at a price the buyer and seller set today. The buyer thinks the price will go up between now and then, and the seller thinks the price will go down or they may just want to receive today's price because they do not know which way prices are going to go.

All of the Funds, except the Money Market Fund, may enter into certain types of futures contracts. The Funds use futures contracts as a tool to earn more money, and to protect against rising or falling prices in the stock and bond markets.

The Funds use stock and bond futures to invest cash and cash equivalents. When certain levels are reached the Fund will sell the futures and buy stocks or bonds. For more information on put and call options and financial futures contracts and options, see the Statement of Additional information.

All of the Funds, except the Money Market Fund can invest in these types of futures and options:

  - Write exchange traded covered put and call options on securities and stock indices.

  - Purchase exchange traded put and call options on securities and stock indices.

  - Purchase and sell exchange traded financial futures contracts.

  - Write covered call options and purchase exchange traded put and call options on financial futures contracts.

  - Write covered call options and purchase non-exchange traded call and put options on financial futures contracts.

The International Equities Fund may write and purchase put and call options on securities and stock indices that are not traded on an exchange.

REPURCHASE AGREEMENTS

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

A repurchase agreement of more than 7 days duration is illiquid. A discussion of repurchase agreements, illiquid securities and Fund limitations is contained in the Statement of Additional Information.

A WORD ABOUT RISK

There are four basic types of investment risk you may be subject to:

  - Market Risk

  - Credit (Financial) Risk

  - Interest Rate Risk

  - Risk Associated with Foreign Securities

Generally stocks are considered to be subject to market risk, while debt securities, such as U.S. government bonds and money market securities are subject to interest rate risk. Other debt securities, such as corporate bonds, involve both interest rate and credit (financial) risk. Lastly, risks associated with foreign securities can involve political, currency and limited information risks. Each of these four basic types of investment risks is discussed below.

MARKET RISK

Market risk refers to the loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock could fall.

--------------------------------------------------------------------------------

CREDIT (FINANCIAL) RISK

Credit risk refers to the risk that the issuer of a bond may default or be unable to pay interest or principal due on a bond.

To help the Funds' Investment Adviser or the Sub-adviser decide which U.S. corporate and foreign bonds to buy, they rely on Moody's and Standard & Poor's (two nationally recognized bond rating services), and on VALIC's own research. This research lowers the risk of buying a bond of a company that may not pay the interest and principal on the bond.

All of the Funds in this prospectus may buy bonds that are rated as investment grade. There are four different levels of investment grade, from AAA to BBB; see Description of Corporate Bond Ratings in the Statement of Additional Information. All bonds with these ratings are considered to have adequate ability to pay interest and principal.

All of the Funds in this prospectus may buy bonds issued by the U.S. Government. The U.S. Government guarantees it will always pay principal and interest.

INTEREST RATE RISK

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Fund. If a fund sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a fund bought an intermediate government bond last year that was paying interest at a fixed rate of 6%. Now, intermediate government bonds are paying interest at a rate of 7%. If the fund wants to sell the bond paying 6%, it will have to sell it at a discount (and realize a loss) to attract buyers because they can buy new bonds paying 7% interest.

RISK ASSOCIATED WITH FOREIGN SECURITIES

Each of the Funds may, subject to limits stated in each Fund's Fact Sheet, invest in foreign securities including ADRs. A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S.

There are three principal risks of owning foreign securities:

Political risk -- the chance of a change in government and the assets of the company being taken away.

Currency risk -- a change in the value of the foreign currency compared to the dollar. If the foreign currency declines in value, your investment valued in U.S. dollars will decline even if the value of the foreign stock or bond is unchanged.

Limited information -- foreign companies generally are not regulated to the degree U.S. companies are and may not report all of the information we are used to getting. To minimize taxes they may not report some income or they may report higher expenses.

INVESTMENT PRACTICES

Limitations

Each Fund has limitations on the percentage of its assets that it may allocate to certain investments. These limits are determined by the Fund's investment objectives and risk level.

For example, the Stock Index Fund's investment goal is growth through investments tracking the S&P 500 Index, an index that includes stocks of domestic and foreign companies. As a result, this Fund may invest no more than 35% of its assets in stocks that are not part of the S&P 500 Index.

Some Funds are restricted from buying certain types of investments altogether. For example, the Money Market Fund may not invest in futures and options.

Each Fund's limitations are shown in the Investment Strategy section of its Fact Sheet.

Lending Portfolio Securities

Each Fund may lend up to 30% of its total assets to broker-dealers and other financial institutions to earn more money for the Fund. Assets are placed in a special account by the borrower to cover the market value of the securities on loan. The assets serving as collateral for the loan are valued daily.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its Custodian, as monitored by VALIC and authorized by the Board of Directors.

For more information about
LENDING PORTFOLIO SECURITIES,
FOREIGN SECURITIES, AND
INVESTMENT LIMITATIONS, see the
Statement of Additional
Information.

ABOUT THE SERIES COMPANY
--------------------------------------------------------------------------------

SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation.

As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify which Funds you want the separate account to invest your money in. The separate account, in turn, buys the shares of the Funds according to your instructions. See your contract prospectus for more information on the separate account associated with your contract.

When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is on the best interests of the shareholders of the Fund.

The Variable Annuity Marketing Company (VAMCO) acts as the Series Company's distributor. As distributor, VAMCO sells shares of the Funds to the separate accounts. VAMCO is a wholly owned subsidiary of VALIC and acts as a distributor under an agreement it has with the Series Company. VAMCO does not charge the Series Company or the separate accounts for its services. Also, VAMCO is not required to sell a minimum number of shares to the separate accounts.

VAMCO sends orders to buy, sell or transfer shares to the Series Company's transfer agent daily. The price of any share affected by the request is the next net asset value calculated after order is received.

For more information on how to participate, see your contract prospectus.

NET ASSET VALUE OF THE SERIES COMPANY SHARES

How Net Asset Value is Calculated

Here is how the Series Company calculates the net asset value of each Fund's shares:

Step 1:
     Total value of the Fund's          The Fund's
     assets* (including not yet         Total Net Asset
     collected)                      =  Value
     The Fund's liabilities
     (including money owed by the
     Fund but not yet paid)
Step 2:
     The Fund's total net asset
     value
     (from Step 1)
/    The total number of the
     Fund's shares that are             NET ASSET VALUE
     outstanding.                    =  PER SHARE

---------------

* The Series Company uses the fair market value of Fund's investments to calculate the Fund's total value. However, it uses the amortized cost method to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments.

When Net Asset Value is Calculated

The Series Company calculates the net asset value of each Fund's shares at approximately 4 pm EST each day the New York Stock Exchange is open. (The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.)

The separate accounts can buy, sell, and transfer shares in the Funds only on days that the Series Company calculates the net asset value of each Fund's shares. Through VAMCO, the separate accounts send orders to the Series Company to buy, sell, or transfer shares based on requests they receive from participants.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market

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Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

DIVERSIFICATION

Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ("the 1940 Act").

All of the Funds may invest up to 5% of their total assets in a single issuer. An issuer, or "company" does not include the U.S. Government or agencies of the U.S. Government according to the Code and the 1940 Act. For diversification purposes, repurchase agreements are considered to be issued by the U.S. Government if backed by U.S. Government securities. Also, these Funds may not own more than 10% of the voting securities of a company.

The Money Market Fund may not invest more than 5% of its total assets in any company rated as "second tier" by a national rating service (as described in Types of Investments).

See the Statement of Additional information and your contract prospectus for further tax discussions. You should also consult your tax advisor before investing.

TAXES

By paying out all earnings as described in the Dividends and Capital Gains section above and by complying with the diversification requirements under the Code, each Fund expects to qualify as a Registered Investment Company (RIC) under Subchapter M of the Code. By qualifying as a RIC the Fund will not have to pay federal income taxes.

VOTING RIGHTS

One Vote Per Share

Each outstanding share has one vote on all matters that shareholders vote on. As a participant, you vote on these matters indirectly by voting your units. The way you vote your units as a participant depends on your contract. See your contract prospectus for specific details.

When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Shareholder Meetings

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. But, the Series Company must hold shareholder meetings on the following matters:

  - to approve certain agreements as required by the 1940 Act;

  - to change fundamental investment objectives in the Diversification section and to change fundamental investment restrictions, above;

  - to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 2/3 of all the outstanding shares of all the Funds must vote in favor of removing the Director.

Shareholder Communications

The Series Company will assist in shareholder communications.

YEAR 2000 RISKS

VALIC is in the process of modifying its systems to achieve Year 2000 readiness. This endeavor is directed and managed by VALIC and monitored by the parent company, American General Corporation. VALIC has developed clearly defined and documented plans that have been implemented to minimize the risk of significant negative impact on its operations.

These plans include the following activities: (1) perform an inventory of VALIC's information technology and non-information technology systems; (2) assess which items in the inventory may expose VALIC to business interruptions due to Year 2000 issues; (3) test systems for Year 2000 readiness; (4) reprogram or replace systems that are not Year 2000 ready; and (5) return the systems to operation. VALIC expects to complete the forgoing activities for all critical business systems relevant to the Series Company by December 1998. Accordingly, VALIC has no contingency plans because any open Year 2000 issues may be addressed in 1999.

In addition, the Series Company and VALIC have business relationships with various third

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parties, each of which must also be Year 2000 ready. Therefore, VALIC's plans also include assessing and attempting to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. Due to the various stages of the third parties' Year 2000 readiness, VALIC's efforts in this regard will extend through 1999.

Through June 30, 1998 VALIC has incurred and expensed $13 million (pretax) related to Year 2000 readiness, including $6.5 million incurred during the first six months of 1998. VALIC currently anticipates that it will incur future costs of $3 million (pretax) for additional internal staff, third party vendors, and other expenses to achieve Year 2000 readiness.

Due to the magnitude and complexity of this project, risks and uncertainties exist. If conversion of VALIC's systems is not completed on a timely basis (due to non-performance by significant third-party vendors or other unforeseen circumstances), or if significant third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issue could have a material adverse impact on the operations of VALIC and the Series Company.

EURO CONVERSION

The planned introduction of a single European currency, the Euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union (EMU) presents unique risks and uncertainties for investors in those countries. The European Union currently consists of: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The risks associated with the introduction of the Euro include: (i) whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date;
(ii) the creation of suitable clearing and settlement payment schemes for the Euro; (iii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (iv) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (v) whether the interest rate, tax and labor regimes of the European countries participating in the Euro will converge over time. Further, the conversion of the currencies of other EMU countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the EMU could adversely affect the Euro. These or other factors may cause market disruptions before or after the introduction of the Euro and could adversely affect the value of foreign securities and currencies held by the Funds. The Euro conversion also raises tax issues such as whether the conversion of a non-Euro currency to the Euro creates a "realization event" for a financial instrument denominated in the non-Euro currency and the appropriate time to recognize any gain or loss. Depending on how the tax authorities rule on these issues, the Euro conversion may result in taxable gain or loss on non-Euro denominated instruments that have not been sold by the Funds at the time of conversion.

Additionally, while it is not possible to predict the impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and VALIC and the Sub-advisers may need to adapt their investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. Also, the transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

REPORTS

The Series Company sends Annual Reports containing audited financial statements, Semi-Annual Reports containing unaudited financial statements, and proxy materials to Contract owners or participants. Also, the Series Company includes an Annual Report with each Statement of Additional Information it sends out.

If you have any questions about the Annual or Semi-Annual Reports, call or write to the Series Company at the phone number/address found on the cover page of this prospectus.

                                                                              27
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INVESTMENT ADVISER:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUB-ADVISERS:
Bankers Trust Company
One Bankers Trust Plaza
130 Liberty St., 36th Floor
New York, New York 10006

DISTRIBUTOR:
The Variable Annuity Marketing Company
2929 Allen Parkway
Houston, Texas 77019
CUSTODIAN:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
INDEPENDENT AUDITORS:
Ernst & Young LLP
1221 McKinney, Suite 2400
Houston, Texas 77010
TRANSFER AND SHAREHOLDER SERVICE AGENT:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

                             DIRECTORS AND OFFICERS

DIRECTORS                        OFFICERS
Norman Hackerman                 Thomas L. West, Jr.           Chairman
John Wm. Lancaster               John A. Graf                  President
Ben H. Love                      Craig R. Rodby                Executive Vice President
Joe C. Osborne                   Michael G. Atnip              Executive Vice President
F. Robert Paulsen                Joe C. Osborne                Executive Vice President
Peter V. Tuters                  Peter V. Tuters               Senior Investment Officer
R. Miller Upton                  Maruti D. More                Vice President -- Investments
Thomas L. West, Jr.              Teresa S. Moro                Vice President and Investment Officer
                                 Leon A. Olver                 Vice President and Investment Officer
                                 William Trimbur, Jr.          Vice President and Investment Officer
                                 Brent C. Nelson               Vice President
                                 Cynthia A. Toles              Vice President and Secretary
                                 Nori L. Gabert                Vice President and Assistant
                                 Cynthia A. Gibbons            Secretary
                                 Gregory R. Seward             Assistant Vice President
                                 Jaime M. Sepulveda            Treasurer
                                 Earl E. Allen, Jr.            Assistant Treasurer
                                 Kathryn A. Pearce             Assistant Treasurer
                                 Donna L. Hathaway             Controller
                                                               Assistant Controller

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